UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2024

Fundamental Global Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 998-8279

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Voting Shares, par value $0.001 par value	FGF	The Nasdaq Stock Market LLC
8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of Fundamental Global Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of one (1)-for-twenty-five (25) (the “Reverse Stock Split”).

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected because the Company believes the anticipated increase in the market price of the Common Stock resulting from the Reverse Stock Split will benefit the Company and its stockholders. The Company cannot provide assurance that such increase will occur or that, if such increase does occur, that it will be sustained.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.

The Reverse Stock Split will become effective on October 31, 2024 (the “Effective Date”), at 5:00 p.m., Eastern Time. The Common Stock will begin trading on a split-adjusted basis at the commencement of trading on November 1, 2024, under the Company’s existing trading symbol, “FGF.” The Company’s Common Stock has been assigned a new CUSIP number, 30329Y 304, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares.

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) twenty-five, with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Stock Split will be adjusted to reflect the Reverse Stock Split.

Certificated and Non-Certificated Shares.

Stockholders who hold their shares in direct registration book-entry form with the Company’s transfer agent, Broadridge Financial Solutions, LLC (the “Transfer Agent”), or in electronic form at brokerage firms, do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their accounts.

Nevada State Filing.

The Reverse Stock Split will be effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada. The Certificate will become effective at 5:00 p.m. on the Effective Date.

No Stockholder Approval Required.

The Reverse Stock Split was approved by the Board of Directors of the Company and given effect pursuant to and in accordance with Nevada law and, as such, no stockholder approval of the Reverse Stock Split is required.

Capitalization.

As of the close of the market on October 29, 2024, the Company was authorized to issue 100,000,000 shares of Common Stock, and there were 31,443,795 shares of Common Stock issued and outstanding. In addition, the Company was authorized to issue: (i) 99,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), of which there were no shares of Preferred Stock issued and outstanding, and (ii) 1,000,000 shares of 8.00% cumulative preferred stock, Series A (“Cumulative Preferred Stock”), of which there were 894,580 shares of Cumulative Preferred Stock issued and outstanding. Immediately following the effectiveness of the Reverse Stock Split, the Company will be authorized to issue 4,000,000 shares of Common Stock, and there will be approximately 1,257,752 shares of Common Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares). There will be no shares of Preferred Stock issued and outstanding and 894,580 shares of Cumulative Preferred Stock issued and outstanding. The Reverse Stock Split will have no effect on the par value of the Common Stock or the par value or authorized number of shares of the Preferred Stock or Cumulative Preferred Stock.

Immediately after the Reverse Stock Split, each holder of Common Stock will own fewer shares of Common Stock as a result of the Reserve Stock Split. However, the Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure

On October 28, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

The Company has registration statements on Form S-8 (File Nos. 333-195000, 333-225362, 333-262041, 333-272710 and 333-272711) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Form 8-K are forward-looking statements. Forward-looking statements contained in this Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other reports filed with the SEC. Forward-looking statements contained in this Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Change of the Company.

99.1	Press Release dated October 28, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDAMENTAL GLOBAL INC.

	By:	/s/ Mark D. Roberson
Mark D. Roberson
Chief Financial Officer

Date: October 30, 2024